Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

a Series of Asset Management Fund

Supplement dated May 21, 2024

to the Prospectus

dated October 28, 2023, as amended February 29, 2024

•	All references in the Prospectus to Austin Atlantic Asset Management Co. are deleted and replaced with System Two Advisors, L.P.

•	All references to Sub-Adviser are deleted.

•	On page 6, the “Management” section, is hereby deleted in its entirety and replaced as follows:

System Two Advisors L.P. (“Adviser” or “S2”), located at 47 Maple Street, #303A, Summit, New Jersey, serves as investment adviser to the Fund. The portfolio manager responsible for the management of the Fund is Anupam Ghose, Portfolio Manager of the Adviser. Mr. Ghose has managed the Fund since 2020.

•	On page 10, the first paragraph under the “Investment Adviser” section under “Trust and Fund Information”, is hereby deleted in its entirety and replaced as follows:

System Two Advisors L.P. (“Adviser” or “S2”), located at 47 Maple Street, #303 A, Summit, New Jersey 07901, serves as investment adviser to the Fund. S2 was established in 2011 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As of September 30, 2023, S2 had over $506 million in assets under management. S2 is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. As adviser to the Fund, S2 provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. S2 determines from time to time what securities and other investments will be purchased, retained or sold by the Fund. S2 manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information. S2 is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. S2 is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with S2’s proxy voting policy. S2 is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

•	On page 10, the last paragraph under the “Investment Adviser” section under “Trust and Fund Information”, is hereby deleted in its entirety and replaced as follows:

A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s investment advisory with S2 will be contained in the Fund’s shareholder report for the annual period ended June 30, 2024.

•	On page 10, the “Investment Sub-Adviser for Large Cap Equity Fund” section under “Trust and Fund Information”, is hereby deleted in its entirety.

•	On the Back Cover, the “Sub-Adviser” section is deleted in its entirety. The “Adviser” section under the “Shareholder Reference Information” section is hereby replaced as follows:

Adviser

System Two Advisors L.P.

47 Maple Street #303

Summit, NJ 07901

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
Three Canal Plaza, Suite 100

Portland, ME 04101

Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

a Series of Asset Management Fund

Supplement dated May 21, 2024

to the Statement of Additional Information

dated October 28, 2023, as amended February 29, 2024

•	All references in the Statement of Additional Information to Austin Atlantic Asset Management Co. are deleted and replaced with System Two Advisors, L.P.

•	All references to Sub-Adviser are deleted.

•	On page 15, in the “INVESTMENT ADVISER” section, the first paragraph is hereby deleted in its entirety and replaced as follows:

System Two Advisors L.P., located at 47 Maple Street, #303A, Summit, NJ 07901, serves as investment adviser to the Fund. The Investment Adviser is a Delaware limited partnership founded by Anupam Ghose and Robert C. Jones in 2011. Mr. Ghose owns 80% and Mr. Jones owns 20% of the interests in, and jointly control, the Investment Adviser. The Investment Adviser is responsible for providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Investment Adviser determines from time to time what securities and other investments will be purchased, retained, or sold by the Fund. The Investment Adviser manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information. The Investment Adviser is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. The Investment Adviser is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with the Investment Adviser’s proxy voting policy. The Investment Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

•	On page 16, in the “INVESTMENT ADVISER” section, the “Investment Sub-Adviser for the Fund” sub-section is hereby deleted in its entirety.

•	On page 17, in the “INVESTMENT ADVISER” section, the second and third paragraphs in the “Portfolio Managers” sub-section, are hereby deleted in their entirety and replaced as follows:

The other accounts for Mr. Ghose, listed above, are accounts he manages for the Investment Adviser. This may cause potential conflicts of interest for Mr. Ghose. The Investment Adviser believes that these potential conflicts are mitigated by the Fund’s investments primarily in large, liquid stocks and the use of investment models by Mr. Ghose in managing the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Fund’s investment strategies and the investment strategies of the other accounts managed by the portfolio manager. Investment decisions for the Fund are made independently from those for the other funds and other accounts advised by the Investment Adviser. It may happen, on occasion, that the same security is held in one Fund and in another fund or in another account advised by the Investment Adviser. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. All trades for the Fund are executed by the Investment Adviser. The Investment Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Investment Adviser manages are fairly and equitably allocated.

•	On page 18, in the “INVESTMENT ADVISER” section, the first paragraph in the “Portfolio Manager Compensation” sub-section, is hereby deleted in its entirety and replaced as follows:

Mr. Ghose is compensated in the form of a salary.

•	In the “PROXY VOTING POLICIES AND PROCEDURES” section on page 20 and in the “FUND TRANSACTIONS” on page 26, all references to S2 are replaced with Investment Adviser.

This Supplement SHOULD be retained for future reference.

ASSET MANAGEMENT FUND

Three Canal Plaza, Suite 100

Portland, ME 04101